UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________

FORM 8-K
_________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2016
_________________________________

FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

________________________________

Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana 47807
(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000
(Registrant’s Telephone Number, Including Area Code)
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.        Other Events.

On February 10, 2016 First Financial Corporation issued a press release announcing that it had entered into an agreement to sell its branch banking office in Hillsboro, Illinois to First Community Bank of Hillsboro. A copy of the press release announcing the entry into the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number    Description

99.1	Press Release of First Financial Corporation dated February 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2016

FIRST FINANCIAL CORPORATION

By: /s/ Rodger A. McHargue
    Rodger A. McHargue
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description

99.1            Press Release of First Financial Corporation dated February 10, 2016